GOLDMAN SACHS TRUST II

Goldman Sachs Strategic Multi-Asset Class Funds

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

(the “Fund”)

Supplement dated August 11, 2021 to the

Prospectus dated February 28, 2021

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, BlueBay Asset Management USA LLC will now serve as an Underlying Manager of the Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third paragraph in the “Goldman Sachs Multi-Manager Non-Core Fixed Income Fund—Summary—Portfolio Management” section of the Prospectus:

As of the date of the Prospectus, Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), BlueBay Asset Management USA LLC (“BlueBay USA”), Brigade Capital Management, LP (“Brigade”), Marathon Asset Management, L.P. (“Marathon”), Nuveen Asset Management, LLC (“Nuveen”), River Canyon Fund Management LLC (“River Canyon”) and TCW Investment Management Company LLC (“TCW”) are the Underlying Managers (investment subadvisers) for the Fund.

The following replaces in its entirety the second paragraph under the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Non-Core Fixed Income Fund” section of the Prospectus:

BlueBay Asset Management LLP

BlueBay Asset Management LLP (“BlueBay”), headquartered at 77 Grosvenor Street, London, W1K 3JR, an investment adviser registered with the SEC and a Commodity Pool Operator and Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), is a dedicated fixed income manager focusing on sovereign and corporate debt in developed and emerging markets. The firm has approximately $75.15 billion of assets under management as of December 31, 2020. With respect to the Fund, the firm co-manages an allocation of global high yield debt with BlueBay USA.

The following is added to the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Non-Core Fixed Income Fund” section of the Prospectus:

BlueBay Asset Management USA LLC

BlueBay Asset Management USA LLC (“BlueBay USA”), headquartered at 750 Washington Blvd, Suite 802, Stamford, Connecticut 06901, an investment adviser registered with the SEC and an Introducing Broker registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), is a dedicated fixed income manager focusing on sovereign and corporate debt in developed and emerging markets. The firm has approximately $15.1 billion of assets under management as of October 31, 2020. With respect to the Fund, the firm co-manages an allocation of global high yield debt with BlueBay.

The following is added at the end of the third paragraph after the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for BlueBay USA will be available in the Funds’ annual report for the period ended October 31, 2021.

This Supplement should be retained with your Prospectus for future reference.

SMACMGRSTK 08-21